UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 __________________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1341 Horton Circle, Arlington, Texas 76011
(Address of principal executive offices)
(817) 390-8200
(Registrant’s telephone number, including area code)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	DHI	New York Stock Exchange
5.000% Senior Notes due 2034	DHI 34	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 26, 2024, the Company’s Board of Directors (the “Board”) appointed three new independent directors. The new directors are Barbara R. Smith, M. Chad Crow and Elaine D. Crowley. Additionally, Ms. Smith was named a member of the Nominating and Governance Committee; Mr. Crow was named a member of the Compensation Committee; and Ms. Crowley was named a member of the Audit Committee. With these new director appointments, the Company’s Board expands to ten directors, eight of whom are independent.

Ms. Smith, age 65, has served as Chairman of the Board of Commercial Metals Company (NYSE: CMC), a leading international manufacturer of construction products, since 2018 and is retiring on August 31, 2024. Ms. Smith also served as CEO of Commercial Metals Company from 2017 to 2023 after previously serving in the roles of CFO and COO of the company. Prior to joining CMC, she served as CFO at Gerdau Ameristeel Corporation and at FARO Technologies, Inc., following a 24-year career of various business roles with Alcoa Inc. Ms. Smith currently serves on the Board of Directors of Comerica Incorporated (NYSE: CMA). Ms. Smith received a Bachelor of Business Administration degree from Purdue University.

Mr. Crow, age 56, most recently served as the President and CEO of Builders FirstSource (NYSE: BLDR), the nation's largest supplier of building products, components and services, from 2017 until his retirement in 2021. During that time, he was also a Director on the Builders FirstSource Board. From 1999 to 2017, Mr. Crow served in positions of increasing responsibility including as President and COO, Senior Vice President and CFO and in other leadership roles at Builders FirstSource. Prior to joining Builders FirstSource, Mr. Crow held various roles at Pier 1 Imports and PwC. He currently serves on the Board of Directors of LOAR Group (NYSE: LOAR), an aerospace systems and parts manufacturer. Mr. Crow received a Bachelor of Business Administration degree from Texas Tech University.

Ms. Crowley, age 65, recently served on the Board of Directors of Tandy Leather Factory, Inc. (NASDAQ: TLF) from 2021 to June 2024. From 2014 to 2020, she served on the Board of Directors of Stage Stores, Inc. From 2010 until 2012, Ms. Crowley was the Executive Vice President and CFO of Mattress Giant Corporation, and she previously served as CFO at Michaels Stores, Inc. and The Bombay Company, Inc. She began her career in public accounting with roles at Deloitte and PwC. Ms. Crowley received a Bachelor of Business Administration degree from Texas Christian University and is a Certified Public Accountant.

In connection with the appointments of Ms. Smith, Mr. Crow and Ms. Crowley to the Board, each is eligible to receive the compensation offered to all of the Company's non-employee directors for services on the Board, as disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 15, 2023. Each of the new directors was also granted 1,320 restricted stock units that vest in equal amounts over 5 years.

There are no arrangements or understandings between Ms. Smith, Mr. Crow or Ms. Crowley and any other person in connection with their appointments as directors of the Company. These individuals are not related to any officer or director of the Company, and there are no transactions or relationships between them and the Company and its subsidiaries that are reportable under Item 404(a) of Regulation S-K.

A copy of the Company’s press release relating to this announcement is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2024, the Board of Directors of D.R. Horton, Inc. (the “Company”) approved and adopted amended and restated bylaws (the “Amended and Restated Bylaws”), which became effective the same day. Among other things, the amendments effected by the Amended and Restated Bylaws:
•more closely align the Amended and Restated Bylaws to the Delaware General Corporation Law;
•clarify and update certain procedural and disclosure requirements in the advance notice provisions relating to the requirements for stockholder-submitted nominations and/or other business proposals, including, among other things, to clarify the Board’s role in determining the validity of a stockholder’s notice under the advance notice bylaws and to clarify and revise the scope of information and disclosures required regarding proposing stockholders, proposed nominees, and other related persons;

•clarify the timing requirements for stockholder notices if the annual meeting is changed by more than thirty days before or more than forty-five days after the anniversary date of the previous year’s annual meeting;
•revise the requirement that a stockholder make a representation as to whether such stockholder intends to solicit proxies in support of director nominees and provide evidence of any such solicitation, and include a similar requirement with respect to any solicitation in support of other business proposed to be presented at stockholder meetings; and
•require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white.

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
	3.1	Amended and Restated Bylaws of D.R. Horton, Inc., effective as of August 23, 2024.
	99.1	Press Release dated August 28, 2024.
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	August 28, 2024	By:	/s/ THOMAS B. MONTAÑO
Thomas B. Montaño
Senior Vice President and Corporate Secretary
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